Exhibit 99.1

Lightning eMotors Announces Production of 46 Units in the Second Quarter of 2023

LOVELAND, Colo., July 10, 2023 — Lightning eMotors, Inc. (NYSE: ZEV), a leading provider of zero emission medium-duty commercial vehicles and electric vehicle technology for fleets, today announced that the Company produced 46 units, consisting of vehicles, powertrains, and Lightning Mobile DC Fast Chargers, in the second quarter of 2023.

“We successfully ramped production of our new ZEV4 platform and produced 40 vehicles during the quarter as compared to the five we built in Q1,” said Tim Reeser, Co-Founder and CEO. “ZEV4 production was heavily weighted toward Type A school buses to serve the growing demand. Production in the quarter also included three Lightning Mobile DC Fast Chargers, and we expect demand for this cutting-edge product to pick up as prospective customers are able to see results from initial orders and demo units. Looking forward, we are seeing solid demand for our ZEV4 vehicles as school districts and transit agencies apply for and receive federal and state grant money. We expect our production volume to increase to meet demand, and as we continue to sell through our finished goods inventory.”
About Lightning eMotors
Lightning eMotors (NYSE: ZEV) has been providing specialized and sustainable fleet solutions since 2009, deploying complete zero-emission-vehicle solutions for commercial fleets since 2018 – including cargo and passenger vans, ambulances, shuttle buses, Type A school buses, work trucks, city buses, and motor coaches. The Lightning eMotors team designs, engineers, customizes, and manufactures zero-emission vehicles to support the wide array of fleet customer needs with a full suite of control software, telematics, analytics, and charging solutions to simplify the buying and ownership experience and maximize uptime and energy efficiency. To learn more, visit our website at http://lightningemotors.com.

For more information, contact:

Brian Smith investorrelations@lightningemotors.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Any statements contained herein that are not statements of historical fact may
Lightning eMotors, Inc.
815 14th Street SW Suite A100 | Loveland, CO 80537 | USA | (800) 223-0740 | lightningemotors.com

be deemed to be forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of Lightning eMotors considering their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on Lightning eMotors as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Lightning eMotors will be those anticipated. These forward-looking statements contained in this press release are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are described in our most recent annual report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission, including without limitation, those related to our operations and business and financial performance; our ability to service our debt; our ability to grow demand for our products and revenue; our ability to become profitable, our ability to have access to an adequate supply of motors, chassis and other critical components for our vehicles on the timeline we expect, increases in costs or shortage of materials required to develop and manufacture Lightning eMotors’ products, and our ability to raise additional funds, that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as may be required under applicable securities laws.
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